U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 1, 2004

American Petroleum Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

                            000-49950                                                      98-0232018
                                      -----------------                                                                       --------------------
                             (Commission File No.)                                                (IRS Employer Identification No.)

1400 N. Gannon Drive
2nd Floor
Hoffman Estates, IL 60194
(847) 310-1400
(Address and telephone number of principal executive offices and place of business)

American Capital Alliance, Inc.
 (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Effective October 27, 2004, the Company filed with the Secretary of State of the State of Nevada a Certificate of Amendment to the Certificate of Incorporation amending the name of the Company to "AMERICAN PETROLEUM GROUP, INC." This information was released on a Press Release, Dated November 3, 2004

Item 8.01     Other Events

Effective November 1, 2004, the Company completed a reverse split of its common stock of twenty (20) old shares fro one (1) new share. The Company was assigned a new trading symbol for its shares of common stock to trade on the Over the Counter Bulletin Board operated by the NASDAQ. The new symbol is "AMPE." This information was released on a Press Release, Dated November 3, 2004

Item 9.01 Financial Statements and Exhibits

            (c)  Exhibits.

                  99.1 Press Release of November 3, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2004

                American Petroleum Group, Inc.
                By: James W. Zimbler
                ------------------------
                James W. Zimbler, President